BT INVESTMENT FUNDS
Small Cap Fund
ANNUAL REPORT
SEPTEMBERo1996
Small Cap Fund
Table of Contents

Letter to Shareholders   3

Small Cap Fund
Statement of Assets and Liabilities     5
Statement of Operations  5
Statement of Changes in Net Assets 6
Financial Highlights     6
Notes to Financial Statements 7
Report of Independent Accountants  8

Small Cap Portfolio
Schedule of Portfolio Investments  9
Statement of Assets and Liabilities     11
Statement of Operations  11
Statement of Changes in Net Assets 12
Financial Highlights     12
Notes to Financial Statements 13
Report of Independent Accountants  15

Small Cap Fund
Letter to Shareholders
We are pleased to present you with this annual report for the BT Investment Small Cap Fund, providing a review of the market, the portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.
The Small Cap Fund (the "Fund") had a total return of 26.41% for the twelve months ending September 30, 1996, as compared to 13.13% for the Russell 2000 Index and 18.40% for the Lipper Small Cap Growth Average. Since its inception on October 21, 1993, the Fund has returned 133.85%, cumulatively.

MARKET ACTIVITY

In general, the last twelve months were a period of strong market performance. It was also a time of economic uncertainty, market confusion, and major shifts in investor psychology. In the first six months, signs of an economic slowdown and the Federal Reserve Board's decision not to lower interest rates raised fears that the economy might be heading for a recession and that companies' earnings growth would decelerate or possibly even decline. In this environment, the health care, energy, and financial services sectors performed well. Economically sensitive sectors, such as producer durables, technology, and consumer staples, underperformed. Smaller companies, viewed as more vulnerable to economic slowdowns, underperformed both middle and large capitalization companies for this period.

The prospect of relatively controlled economic growth led to a stock market rally through most of the second calendar quarter, with small stocks outperforming large and middle capitalization companies. This also caused the better performing sectors of the market to change rapidly, with more economically sensitive areas, such as consumer cyclicals, leading the way.

Later in the second quarter, investor sentiment changed course again, with worries about accelerating economic growth, higher inflation, and the possibility of a Federal Reserve Board interest rate hike. This resulted in a sharp mid-summer sell-off in the equity markets; small cap stocks took the largest beating. We firmly believe that this was a correction in a bull market rather than a negative indicator. In fact, this correction lasted for less time than did the three previous small cap corrections since 1990.
The equity markets recovered significantly in August and September, with the technology, consumer staples, and financial sectors showing the most strength. Small cap stocks were very resilient, with the majority of companies reporting earnings that either met or exceeded expectations.

INVESTMENT REVIEW

The Fund outperformed its benchmark and its category average both since inception and for the twelve month period. For the annual period, most of the outperformance can be attributed to specific stock selection. As for sector allocation, the Fund benefitted from its overweightings in health care and the consumer area. However, the Fund had low exposure to other leading sectors, such as energy and financial services. We continue to be overweighted in technology, which, though lackluster for the year, has recently begun to outperform.

Our disciplined investment process allowed us to initiate or add to positions in companies with strong prospects whose stocks may be hurt temporarily by the market's volatility. For example, we added to our investment in Pediatrix Medical, a physician practice management company focused on neonatology. As investors sold growth stocks from May to July, the stock dropped sharply. We believed Pediatrix's position as the industry leader had not changed. After the market correction, the stock, in fact, recovered, and its growth prospects remain bright.

For the last twelve months, we initiated a number of new investment themes. For example, Life on the Net seeks companies integral to the use of the Internet and corporate intranets. The Life Sciences Revolution theme exploits small biotechnology companies moving from the development stage into production with their drugs. We also increased the Fund's presence in the New Consumer, America's Changing Leisure Time and Stores of Value themes when it became apparent the consumer was beginning to spend again.
Objective
Seeks to provide long-term capital growth by investing primarily in equity securities of smaller companies. Current income is a secondary goal.

Investment Instruments
Generally common stocks of smaller U.S. corporations and, to a lesser extent, foreign corporations.

Ten Largest Stock Holdings
Transaction Systems Architects     Nautica Enterprises, Inc.
National Data Corp. Dollar Tree Stores, Inc.
Pediatrix Medical Group  Rational Software
Papa John's International     Legato Systems
Sitel Corp.    Saville Systems Plc.

Small Cap Fund
Letter to Shareholders
Diversification of Portfolio Investments-See Appendix
By Theme as of September 30, 1996 (percentages are based on market value) Move to Outsourcing 7%
New Consumer  6%
Telecommunications  7%
Stores of Value  7%
Productivity Enhancements  6%
Client Server Computing  10%
Flourishing in the Managed Care Environment  8%
Managing the Info Age  10%
New Healthcare Paradigm  11%
Other  28%
MANAGER OUTLOOK

Bankers Trust is forecasting moderate growth in the economy, relatively stable interest rates, and only slightly higher inflation. In this environment, small cap stocks should continue to do well. More specifically, as earnings for large cap stocks begin to slow with increasing global competition and the slowing of a multiyear period of restructurings and resulting margin expansion, small caps should outperform as their higher relative earnings growth is rewarded. We believe, too, that we are still in an upward phase in this latest small cap cycle, which started in late 1990. Despite robust earnings, the price/earnings (P/E) multiples in the small cap sector remain very compelling both compared to historical levels and as the P/E multiples remain at a discount to their larger cap counterparts.

We expect some ongoing market volatility. We will, of course, continue monitoring economic conditions and how they affect the financial markets, as we seek long-term capital growth with current income as a secondary objective.

Mary Dugan and Tim Woods
Portfolio Managers of the
Small Cap Portfolio
September 30, 1996

Performance Comparison-see Appendix
Comparison of Change in Value of a $10,000 Investment in the BT Investment Small Cap Fund and the Russell 2000 Index since October 31, 1993.
Total Return
Ended September 30, 1996
     One Year  Since 10/21/93*
     26.41%    133.85%
* The Fund's inception date.
Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BT Small Cap $23,074         Russell 2000 Index $13,967
Oct-93        10000                               10000
Dec-93        10326                               10005
Mar-94        10375                                9739
Jun-94          9951                               9360
Sep-94       11451                                10010
Dec-94       12320                                 9823
Mar-95        14107                               10276
Jun-95        15903                               11238
Sep-95       18263                                12316
Dec-95       19535                                12612
Mar-96        21049                               13256
Jun-96        23181                               13919
Sep-96       23074                                13967
Past performance is not indicative of future performance.
Small Cap Fund
Statement of Assets and Liabilities  September 30, 1996
Assets
Investment in Small Cap Portfolio, at Value                 $    242,809,448
Receivable for Shares of Beneficial Interest Subscribed               245,188
Prepaid Expenses and Other                                            12,276
Total Assets                                                     243,066,912

Liabilities
Due to Bankers Trust                                             145,195
Payable for Shares of Beneficial Interest Redeemed               610,097
Accrued Expenses and Other                                         75,391
Total Liabilities                                                830,683

Net Assets ($0.001 par value per share, unlimited number
   of shares of beneficial interest authorized)             $    242,236,229
Composition of Net Assets
Paid-in Capital                                             $    177,057,815
Accumulated Net Realized Gain from Investments                   4,403,294
Net Unrealized Appreciation on Investments                       60,775,120
Net Assets, September 30, 1996                              $    242,236,229
Net Asset Value , Offering and Redemption Price Per Share
   (net assets divided by shares outstanding)               $    21.66
Shares Outstanding            11,185,714

Statement of Operations  For the year ended September 30, 1996
Investment Income
Loss Allocated from Small Cap Portfolio, net                $    (94,845)
Expenses
Administration and Services                                      1,285,892
Shareholder Reports                                              26,845
Registration                                                     66,249
Professional                                                     11,840
Trustees                                                         2,855
Miscellaneous                                                    2,171
Total Expenses                                                   1,395,852
Less:  Expenses Absorbed by Bankers Trust                        (109,960)

Net Expenses                                                     1,285,892
Net Investment Loss                                              (1,380,737)

Realized and Unrealized Gain on Investments
Net Realized Gain from Investment Transactions                   4,946,585
Net Change in Unrealized Appreciation on Investments             38,472,178

Net Realized and Unrealized Gain on Investments                  43,418,763
Net Increase in Net Assets from Operations                  $    42,038,026
See Notes to Financial Statements on Page 7

Small Cap Fund
Statement of Changes in Net Assets
                                                                 For the
     For the
                                                                 year ended
     year ended
                                                            September 30, 1996
     September 30, 1995
Increase (Decrease) in Net Assets from:
Operations
Net Investment Loss                                         $    (1,380,737)
     $    (274,306)
Net Realized Gain from Investment Transactions                   4,946,585
     11,205,495
Net Change in Unrealized Appreciation on Investments             38,472,178
     19,127,778
Net Increase in Net Assets from Operations                       42,038,026
     30,058,967
Distributions to Shareholders
Net Realized Gain from Investment Transactions                   (10,302,003)
          -
Capital Transactions in Shares of Beneficial Interest
Proceeds from Sales of Shares                                    249,711,457
     90,112,541
Dividend Reinvestments                                           7,579,445
          -
Cost of Shares Redeemed                                          (169,725,477)
     (18,568,384)
Net Increase from Capital Transactions
   in Shares of Beneficial Interest                              87,565,425
     71,544,157
Total Increase in Net Assets                                     119,301,448
     101,603,124

Net Assets
Beginning of Year                                                122,934,781
     21,331,657
End of Year                                                 $    242,236,229
     $    122,934,781

Financial Highlights
Contained below are selected data for a share outstanding, total investment return, other supplemental data and ratios to average net assets for the periods indicated for the Small Cap Fund.

     For the Period

     October 21, 1993
                                                            For the year ended
     (Commencement
                                                            September 30,
     of Operations) to
                                                            1996       1995
     September 30, 1994
Per Share Operating Performance:
Net Asset Value, Beginning of Period                        $18.50    $11.60
          $10.00
Income from Investment Operations
Net Investment Loss                                         (0.12)    (0.04)
          (0.03)
Net Realized and Unrealized Gain on Investments             4.65      6.94
          1.63
Total from Investment Operations                            4.53      6.90
          1.60
Distributions to Shareholders
Net Realized Gain from Investment Transactions              (1.37)    -
               -
Net Asset Value, End of Period                              $21.66    $18.50
          $11.60
Total Investment Return                                     26.41%    59.48%
          17.06%*

Supplemental Data and Ratios:
Net Assets, End of Period (000's omitted)                   $242,236  $122,935
          $21,332
Ratios to Average Net Assets:
Net Investment Loss                                         (0.70)%   (0.46)%
          (0.58)%*
Expenses, including Expenses of the Small Cap
Portfolio                                                   1.25%     1.25%
          1.25%*
Decrease Reflected in Above Expense Ratio Due
to Absorption of Expenses by Bankers Trust                  0.22%     0.34%
          0.86%*

*  Annualized
See Notes to Financial Statements on Page 7

Small Cap Fund
Notes to Financial Statements
Note 1-Organization and Significant Accounting Policies
A. Organization
BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. The Small Cap Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund commenced operations and began offering shares of beneficial interest on October 21, 1993. The Fund invests substantially all of its assets in the Small Cap Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The value of such investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At September 30, 1996, the Fund's investment was 98.86% of the Portfolio.

The financial statements of the Portfolio, including the Schedule of Portfolio Investments, are contained elsewhere in this report.

B. Investment Income
The Fund earns income, net of expenses, daily on its investment in the Small Cap Portfolio. All of the net investment income and realized an unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

C. Dividends
It is the Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income, if any. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund will be made annually to the extent they are not offset by any capital loss carryforwards.

D. Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code. Therefore, no federal income tax provision is required. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. For the year ended September 30, 1996, $1,380,737 of accumulated net investment loss was reclassified to paid-in-capital.

E. Other
The Trust accounts separately for the assets, liabilities, and operations of the Fund. Expenses directly attributable to the Fund are charged to that Fund, while expenses which are attributable to all of the Trust's funds are allocated among them.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements.

Note 2-Fees and Transactions with Affiliates
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of 0.65 of 1% of the Fund's average daily net assets. For the year ended September 30, 1996, this fee aggregated $1,285,892.

On September 30, 1996, the Trust entered into a Distribution Agreement with Edgewood Services, Inc. (`Edgewood''). Prior to September 30, Signature Broker-Dealer Services, Inc. (`Signature'') was the Trust's distributor. Under the Distribution Agreement with the Trust, pursuant to Rule 12b-1 of the 1940 Act, Edgewood, and previously Signature, may seek reimbursement, at an annual rate not exceeding 0.20 of 1% of the Fund's average daily net assets, for expenses incurred in connection with any activities primarily intended to result in the sale of the Fund's shares. For the year ended September 30, 1996, there were no reimbursable expenses incurred under this agreement.

Bankers Trust has voluntarily undertaken to waive and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.65 of 1% of the average daily net assets of the Fund, excluding expenses of the Portfolio and
1.25 of 1% of the average daily net assets of the Fund, including expenses of the Portfolio. For the year ended September 30, 1996, expenses of the Fund have been reduced by $109,960.

The Fund is subject to such limitations as may from time to time be imposed by the Blue Sky laws of states in which of the Fund sells its shares. Currently, the most restrictive jurisdiction imposes expense limitations of 2.50% of the first $30,000,000 of the average daily net assets, 2.00% of the next $70,000,000, and 1.50% of any excess over $100,000,000.

Certain trustees and officers of the Fund are also directors, officers and/or employees of Edgewood and/or Signature. None of the trustees so affiliated received compensation for services as trustee of the Fund. Similarly, none of the Fund's officers received compensation from the Fund.




Note 3-Shares of Beneficial Interest
At September 30, 1996, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
                                   For the                  For the
                                   year ended               year ended
                              September 30, 1996            September 30, 1995
                              Shares         Amount         Shares
     Amount

Sold                     12,796,190     $249,711,457        6,022,926
     $90,112,541
Reinvested               439,133        7,579,445                -
     -
Redeemed                 (8,695,218)    (169,725,477)       (1,216,232)
     (18,568,384)
Net Increase             4,540,105      $87,565,425         4,806,694
     $71,544,157

Small Cap Fund
Report of Independent Accountants
To the Trustees and Shareholders of BT Investment Funds:

We have audited the accompanying statement of assets and liabilities of the Small Cap Fund (one of the Funds comprising BT Investment Funds) as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period October 21, 1993 (commencement of operations) to September 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Small Cap Fund of BT Investment Funds as of September 30, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.

Kansas City, Missouri
October 29, 1996

Small Cap Portfolio
Schedule of Portfolio Investments
     Shares         Description                                       Value
                    Common Stocks - 96.21%
                    America's Changing Leisure Time - 5.64%
     71,800         Applebees International, Inc.                $    1,902,700
     31,900         Cinar Films, Inc. (a)                             831,394
     32,800         Interstate Hotels (a)                             906,100
     82,650         Papa John's International (a)                     4,339,125
     101,925        Regal Cinemas, Inc. (a)                           2,548,125
     144,200        Sodak Gaming, Inc. (a)                            3,316,600
                                                                      13,844,044

                    America's Industrial Renaissance - 0.74%
     64,600         Greenwich Air Services                            1,808,800

                    Client Server Computing - 9.81%
     5,000          BT Group Plc., ADR (a)                            235,000
     17,100         Citrix Systems, Inc. (a)                          876,375
     36,300         Clarify, Inc. (a)                                 2,250,600
     78,600         Indus Group, Inc. (a)                             1,572,000
     53,300         Industri-Matematik International Corp. (a)        659,587
     115,200        Rational Software (a)                             3,931,200
     30,600         SS&C Technologies (a)                             309,825
     49,000         Sapient Corp. (a)                                 2,180,500
     77,800         Structural Dynamics Research (a)                  1,857,475
     92,400         Systemsoft Corp. (a)                              3,164,700
     40,200         Veritas Software (a)                              2,844,150
     153,300        Versant Object Technology Corp. (a)               3,640,875
     38,200         Xionics Document Technologies, Inc. (a)           573,000
                                                                      24,095,287

                    Flourishing In the Managed Care
                    Environment - 8.18%
     36,800         CRA Managed Care (a)                              1,987,200
     102,500        FPA Medical Management Inc. (a)                   2,703,437
     74,100         Henry Schein, Inc. (a)                            2,852,850
     116,400        Multicare Companies, Inc. (a)                     2,531,700
     40,400         NCS HealthCare, Inc. (a)                          1,267,550
     103,700        OccuSystems, Inc. (a)                             3,111,000
     47,300         Perclose, Inc. (a)                                1,052,425
     87,100         Renal Treatment Centers, Inc. (a)                 2,896,075
     39,100         Target Therapeutics (a)                           1,671,525
                                                                      20,073,762

                    Interactive Media - 3.82%
     62,900         Inso Corp. (a)                                    3,412,325
     64,500         The Providence Journal Company Cl. A (a)          1,894,687
     51,000         Universal Outdoor Holdings, Inc. (a)              1,843,200
     63,900         VideoServer, Inc. (a)                             2,220,525
                                                                      9,370,737

                    Life On the Net - 5.32%
     79,800         Legato Systems, Inc. (a)                          3,790,500
     14,900         Security Dynamics Tech, Inc. (a)                  1,069,075
     62,500         Technology Modeling Association, Inc. (a)         812,500
     113,400        Transaction Systems Architects (a)                4,791,150
     58,400         VeriFone, Inc. (a)                                2,613,400
                                                                      13,076,625

                    Life Sciences Revolution - 4.47%
     67,500         Agouron Pharmaceuticals (a)                       2,944,687
     85,100         Endovascular Technologies (a)                     1,021,200
     68,000         Human Genome Sciences (a)                         2,567,000
     39,500         Idexx Laboratories Corp. (a)                      1,787,375
     53,200         Martek Biosciences Corp. (a)                      1,330,000
     47,600         Spine-Tech, Inc. (a)                              1,332,800
                                                                      10,983,062
     Shares         Description                                       Value
                    Managing the Information Age - 10.19%
     35,800         Abacus Direct Corp. (a)                      $    751,800
     65,500         CCC Information Services Group (a)                1,375,500
     126,100        Cheyenne Software, Inc. (a)                       2,711,150
     43,200         DSP Communications (a)                            2,413,800
     68,200         IDX Systems (a)                                   2,387,000
     57,600         Metromail Corp. (a)                               1,245,600
     104,800        National Data Corp.                               4,571,900
     62,865         Pure Atria Corp. (a)                              2,373,154
     93,800         Sitel Corp. (a)                                   4,174,100
     66,500         Visio Corp. (a)                                   3,025,750
                                                                      25,029,754

                    Move to Outsourcing - 6.96%
     42,600         Affiliated Computer Services (a)                  2,502,750
     81,200         Atlantic Southeast Airlines                       1,786,400
     84,500         Career Horizons, Inc. (a)                         3,284,937
     58,600         CoreStaff, Inc. (a)                               1,567,550
     101,500        HPR, Inc. (a)                                     1,624,000
     57,000         MSC Industrial Direct (a)                         2,030,625
     61,800         Norrell Corp.                                     1,946,700
     32,100         Pharmaceutical Product Development (a)            866,700
     38,900         The Vincam Group, Inc. (a)                        1,487,925
                                                                      17,097,587

                    New Consumer - 6.30%
     57,600         Blyth Industries, Inc. (a)                        2,793,600
     26,700         Boston  Beer Company, Inc. (a)                    517,313
     19,400         Gargoyles, Inc. (a)                               412,250
     127,900        Nautica Enterprises, Inc. (a)                     4,124,775
     72,000         USA Detergents, Inc. (a)                          2,862,000
     70,400         Urban Outfitters, Inc. (a)                        1,636,800
     54,800         West Marine, Inc. (a)                             1,808,400
     46,400         Williams-Sonoma, Inc. (a)                         1,316,600
                                                                      15,471,738

                    New Health Care Paradigm - 11.21%
     30,500         ABR Information Services, Inc. (a)                2,196,000
     48,400         American Homepatient, Inc. (a)                    1,076,900
     33,000         Amerisource Health Corp. CI. A (a)                1,468,500
     50,100         Applied Analytical Industries, Inc. (a)           1,139,775
     33,900         Express Scripts (a)                               1,228,875
     90,800         Gulf South Medical Supply (a)                     2,338,100
     127,500        Mariner Health Group (a)                          1,960,313
     91,200         Pediatrix Medical Group (a)                       4,571,400
     113,200        Physician Sales & Service (a)                     2,660,200
     44,900         Rexall Sundown, Inc. (a)                          1,638,850
     82,900         Ro Tech Medical Corp. (a)                         1,367,850
     133,100        TheraTx, Inc. (a)                                 1,580,562
     63,900         Total Renal Care Holdings (a)                     2,540,025
     83,700         Transition Systems (a)                            1,757,700
                                                                      27,525,050

                    Productivity Enhancement - 5.79%
     58,000         Catalina Marketing Corp. (a)                      3,088,500
     22,900         Quick Response Services, Inc. (a)                 853,025
     20,600         Remedy Corp. (a)                                  1,648,000
     103,500        Saville Systems Plc. (a)                          3,648,375
     81,100         Sawtek, Inc. (a)                                  2,108,600
     16,400         Symbol Technologies (a)                           754,400
     44,900         Whittman-Hart, Inc. (a)                           2,121,525
                    14,222,425

                    Return to Home Ownership - 0.28%
     22,400         Ethan Allen, Inc.                                 697,200
See Notes to Financial Statements on Pages 13 and 14

Small Cap Portfolio
Schedule of Portfolio Investments September 30, 1996
     Shares              Description
     Value
                         Stores of Value - 6.63%
     73,000              Cost Plus, Inc. (a)                               $
     1,688,125
     105,700             Dollar Tree Stores Inc. (a)
     4,069,450
     21,400              Hot Topic, Inc. (a)
     502,900
     52,700              Just For Feet (a)
     2,641,588
     83,100              Petco Animal Supplies (a)
     2,264,475
     81,900              The Men's Wearhouse (a)
     2,047,500
     85,900              US Office Products Co. (a)
     3,081,663

     16,295,701

                         Telecommunications - 6.64%
     4,900               Advanced Fibre Communication (a)
     122,500
     44,000              Aspect Telecommunication Corp. (a)
     2,739,000
     54,500              CSG Systems International, Inc. (a)
     1,103,625
     71,500              Digital Microwave Corp. (a)
     1,644,500
     78,000              ICG Communications, Inc. (a)
     1,638,000
     67,600              Lightbridge Inc. (a)
     794,300
     43,600              Orckit Communications, Ltd. (a)
     801,150
     95,800              P-COM, Inc. (a)
     2,371,050
     50,000              Premisys Communications (a)
     1,837,500
     86,400              Verilink Co. (a)
     2,116,800
     25,800              Westell Technologies, Inc. (a)
     1,141,650

     16,310,075

                         The Greying of America - 3.11%
     51,200              ESC Medical Systems Ltd. (a)
     1,638,400
     90,250              Genesis Health Ventures Inc. (a)
     2,538,281

     Shares              Description
     Value
     59,700              Sofamor Danek Group, Inc. (a)                     $
     1,843,238
     58,000              Sunrise Assisted Living (a)
     1,624,000

     7,643,919

                         The Ubiquitous Semiconductor- 1.12%
     46,200              Microchip Technology (a)
     1,726,725
     59,200              USCS International, Inc. (a)
     1,036,000
                    2,762,725

Total  Common Stocks (Cost $175,410,470)                                   $
     236,308,491

     Principal
     Amount
                         SHORT-TERM INVESTMENTS - 5.37%
                         U.S. Treasury Bills - 5.37%
$    3,105,000      5.12%, 10/24/96
     3,095,168
     10,190,000     5.00%, 12/05/96
     10,099,482

Total Short Term Investments (Cost $13,192,508)                            $
     13,194,650

Total Investments (Cost $188,602,978) - 101.58%                            $
     249,503,141
Liabilities in Excess of Other Assets - (1.58%)
     (3,888,050)
Net Assets - 100.00%          $    245,615,091
(a) Non-Income Producing Security
See Notes to Financial Statements on Pages 13 and 14

Small Cap Portfolio
Statement of Assets and Liabilities September 30, 1996

Assets
     Investments, at Value (Cost of $188,602,978)                $
     249,503,141
     Cash                                                             174,574
     Receivable for Securities Sold                                   599,261
     Dividends and Interest Receivable                                2,163
     Prepaid Expenses and Other                                       165
Total Assets
     250,279,304
Liabilities
     Due to Bankers Trust                                             147,607
     Payable for Securities Purchased                                 4,498,328
     Accrued Expenses and Other                                       18,278
Total Liabilities                                                     4,664,213
Net Assets                                                       $
     245,615,091

Composition of Net Assets
     Paid-in Capital                                             $
     184,714,928
     Net Unrealized Appreciation on Investments                       60,900,163

Net Assets, September 30, 1996                                   $
     245,615,091

Statement of Operations For the year ended September 30, 1996

Investment Income
     Dividends                                                   $    55,426
     Interest                                                         1,042,653
Total Investment Income                                               1,098,079
Expenses
     Advisory                                                         1,293,449
     Administration and Services                                      198,992
     Professional                                                     27,045
     Trustees                                                         2,718
     Miscellaneous                                                    2,925
     Total Expenses                                                   1,525,129
     Less: Expenses Absorbed by Bankers Trust                         (331,176)
          Net Expenses                                                1,193,953
Net Investment Loss                                                   (95,874)

Realized and Unrealized Gain on Investments
     Net Realized Gain from Investment Transactions                   4,944,264
     Net Change in Unrealized Appreciation on Investments             38,597,216

Net Realized and Unrealized Gain on Investments                       43,541,480
Net Increase in Net Assets from Operations                       $    43,445,606
See Notes to Financial Statements on Pages 13 and 14

Small Cap Portfolio
Statement of Changes in Net Assets
                                        For the                  For the
                                        year ended               year ended
                                   September 30, 1996       September 30, 1995
Increase (Decrease) in Net Assets from:
Operations
Net Investment Income (Loss)            $    (95,874)       $    114,355
Net Realized Gain from Investments           4,944,264           11,205,496
Net Change in Unrealized
   Appreciation on Investments               38,597,216          19,127,783
Net Increase in Net Assets from Operations   43,445,606          30,447,634
Capital Transactions
Proceeds from Capital Invested               259,905,685         89,963,488
Value of Capital Withdrawn                   (181,564,152)       (17,910,681)
Net Increase in Net Assets
   from Capital Transactions                 78,341,533          72,052,807
Total Increase in Net Assets                 121,787,139         102,500,441

Net Assets
Beginning of Year                            123,827,952         21,327,511
End of Year                             $    245,615,091    $    123,827,952
Financial Highlights
Contained below are selected supplemental data and ratios to average net assets for the periods indicated for the Small Cap Portfolio.

                                                                           For
the period

     October 21, 1993
                                                  For the year ended  (
     Commencement
                                                       September 30,       of
Operations) to
                                                  1996            1995
     September 30, 1994

Supplemental Data and Ratios:
Net Assets, End of Period (000's omitted)    $    245,615   $    123,828   $
     21,328
Ratios to Average Net Assets:
Net Investment Income (Loss)                      (0.05)%        0.19%
     0.07%*
Expenses                                          0.60%          0.60%
     0.60%*
Decrease Reflected in Above Expense Ratios Due to
Absorption of Expenses by Bankers Trust           0.17%          0.19%
     0.38%*
Portfolio Turnover Rate                           159%           161%
     154%
Average Commission Per Share**               $    0.048
*    Annualized.
**   For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
See Notes to Financial Statements on Pages 13 and 14

Small Cap Portfolio
Notes to Financial Statements
Note 1-Organization and Significant Accounting Policies
A.  Organization
The Small Cap Portfolio (the `Portfolio'') is registered under the Investment Company Act of 1940 (the `Act''), as amended, as an open-end management investment company. The Portfolio was organized on August 6, 1993 as an unincorporated trust under the laws of New York and commenced operations on October 21, 1993. The Declaration of Trust permits the Board of Trustees (the `Trustees'') to issue beneficial interests in the Portfolio.

B.  Security Valuation
The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of a security traded on that exchange prior to the time when the Portfolio assets are valued. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost. Other short-term debt securities are valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C.  Security Transactions and Investment Income
Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D.  Repurchase Agreements
The Portfolio may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Portfolio's Investment Adviser, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Portfolio's custodian and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.
E.  Federal Income Taxes
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code. Therefore, no federal income tax provision is required.

F.  Option Contracts
The Portfolio may enter into Option Contracts. Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a gain or loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

G.  Other
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements.

Note 2-Fees and Transactions with Affiliates
The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company (`Bankers Trust''). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of 0.10 of 1% of the Portfolio's average daily net assets. For the year ended September 30, 1996, this fee aggregated $198,992.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this Advisory Agreement, Bankers Trust manages the Portfolio in accordance with the Portfolio's investment objective and stated investment policies in return for a fee computed daily and paid monthly at an annual rate of 0.65 of 1% of the Portfolio's average daily net assets. For the year ended September 30, 1996, this fee aggregated $1,293,449.

Bankers Trust has voluntarily undertaken to waive and reimburse expenses of the Portfolio to the extent necessary, to limit all expenses to 0.60 of 1% of the average daily net assets of the Portfolio. For the year ended September 30, 1996, expenses of the Portfolio have been reduced by $331,176.
Small Cap Portfolio
Notes to Financial Statements
On September 30, 1996, the Trust entered into a Distribution Agreement with Edgewood Services, Inc. (`Edgewood''). Prior to September 30, Signature Broker-Dealer Services, Inc. (`Signature'') was the Trust's Distributor.

Certain trustees and officers of the Portfolio are also directors, officers and/or employees of Edgewood and/or Signature. None of the trustees so affiliated received compensation for services as trustee of the Portfolio. Similarly, none of the Portfolio's officers received compensation from the Portfolio.

For the year ended September 30, 1996, Small Cap Portfolio paid brokerage commissions of $238,160.

Note 3-Purchases and Sales of Investment Securities
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 1996 were $369,914,922 and $289,341,209, respectively.

For federal income tax purposes, the tax basis of investments held at September 30, 1996 was $190,666,888. The aggregate gross unrealized appreciation for all investments was $63,846,863 and the aggregate gross unrealized depreciation for all investments was $5,010,610.

Small Cap Portfolio
Report of Independent Accountants
To the Trustees and Holders of Beneficial Interest of the Small Cap Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Small Cap Portfolio (one of the Portfolios comprising BT Investment Portfolios) as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period October 21, 1993 (commencement of operations) to September 30, 1994. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Small Cap Portfolio as of September 30, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.

Kansas City, Missouri
October 29, 1996


BT INVESTMENT FUNDS
Small Cap Fund

\For shareholder account information and current price and yield quotations, shareholders may call their relationship manager or servicing agent. Prospectuses containing more extensive information regarding the BT Investment Funds may be obtained by calling or writing to Investors Fiduciary Trust Company or Edgewood Services,Inc., the primary Servicing Agent and Distributor, respectively, of BT Investment Funds:

BT Pyramid Mutual Funds
DST Systems, Inc.
210 West 10th St.
Kansas City, MO  64105

BT Investment Funds
Edgewood Securities, Inc.
Clearing Operations
P.O. Box 897
Pittsburgh, PA  15230-0897

You may write to the Small Cap Fund
at the following address:
BT Investment Funds
Clearing Operations
P.O. Box 897
Pittsburgh, PA  15230-0897


                                 Small Cap Fund
                                    Appendix

Pie Chart- Page 4
The graphic representation here displayed consists of a pie chart representing the Diversification of Portfolio Investments by Theme in the Small Cap Portfolio as of September 30, 1996. Each slice of the pie represents an investment Theme and is sized according to the percentage of the Fund's investment in that Theme. The Themes of investments and their percentages, starting at the top of the pie and moving clockwise, are: Other- 28%; New Healthcare Paradigm-11%; Managing the Info Age-10%; Flourishing in the Managed Care Environment-8%; Client Server Computing-10%; Productivity Enhancements-6%; Stores of Value-7%; Telecommunications-7%; New Consumer-6%; Move to Outsourcing-7%.

Line Graph-Page 4

The graphic representation here displayed consists of a boxed legend in the upper left-hand corner of the corresponding line graph. The solid black line represents BT Investment Small Cap Fund (the `Fund''); the dashed line represents the Russell 2000 Index. The graph represents a comparison of change in value of a $10,000 investment in the Fund and in the Russell 2000 Index begining October 31, 1993. The `y'' axis reflects quarterly computation periods from October 1993 to September 1996. The `x'' axis reflects investment values in $2,000 increments ranging from $8,000 to $24,000.